EXHIBIT 10.54

SALES PURCHASE CONTRACT OF MINING PROSPECTING TECHNICAL INFORMATION SUBSCRIBED ON ONE HAND BY A) CORPORACIÒN KEDAH, S. A. DE C. V., REPRESENTED IN THIS ACT BY HÉCTOR MANUEL CERVANTES SOTO IN HIS PERSONALITY AS SOLE ADMINISTRATOR AND LEGAL REPRESENTATIVE (THE VENDOR) AND, ON THE OTHER HAND BY, B) TARA MINERALS CORP., REPRESENTED IN THIS ACT BY RICHARD BISCAN, JR., IN HIS PERSONALITY AS LEGAL REPRESENTATIVE, JOINTLY NAMED (THE PARTIES), AND AMERICAN METAL MINING, S. A. DE C. V., BEING PRESENT REPRESENTED IN SUCH AN ACT BY RAMIRO TREVIZO GONZÀLEZ IN HIS PERSONALITY AS GENERAL PROXY (“AMM”), SUBJECTED TO THE FOLLOWING PREVIOUS RECORDS, DECLARATIONS AND CLAUSES.

PREVIOUS RECORDS

I.
The VENDOR is in the owner ship of certain technical information related with the mining Project known as “La Verde” (the INFORMATION), and same that is integrated by the 2 (two) mining lots described following and to date still pending of being registered before competent authorities and title holding belongs to AMM (the FUTURE CONCESSIONS)

Lot:	MINA EL ROSARIO
File :	095/13646
Surface:	54.2402 Hectares.
Location:	Municipality of Choix, State of Sinaloa.

Lot:	LA VERDE 5
File:	095/13521
Surface:	72.7999 Hectares.
Location:	Municipality of Choix, State of Sinaloa.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

III.	For purposes of clarity and certainty, a detailed description of the INFORMATION attached to this present writing as Annex I.

IV.
It being that the PURCHASER is proprietor of 99.99 ((ninety nine point ninety nine per cent) of the AMM’s social capital, and taking into consideration that the INFORMATION is necessary in order to carry out prospecting and promotion adequately regarding the FUTURE CONCESSIONS, upon the corresponding registry being duly granted by the competent authority, in past days the VENDOR stated his will to acquire them.

V.	The VENDOR estimated the PURCHASER’S proposal as feasible because it benefits his interests, and;

VI.
Having had the opportunity of agreeing regarding the terms and conditions included in this present contract, PARTIES decided to go ahead in its preparation and subscription for purposes of clarity and certainty.

DECLARATIONS

I.	The VENDOR declares through the offices of his legal representative and under oath of stating the truth, that:

1.
It is a Mexican mercantile society, specifically a Stock Company with Varying Amount of Capital, duly established and operating in agreement with the applicable and current legislation of the United States of Mexico as witnessed in Public Writ number 11,750 granted on the 23rd  July 2009 before testimony of Jorge Mazpùlez Pèrez, Attorney at Law and Public Notary number 14 for the Morelos Judicial District, State of Chihuahua, and instrument that was correctly inscribed in the Public Registry of Property and Commerce of said district under electronic mercantile folio number 25,362*10 as of the 18th August 2009 and reason why it enjoys the personality and necessary as well as sufficient capacity to intervene in this present judicial act;

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

2.
Its representative enjoys the faculties, the sufficient and necessary powers and mandates to subscribe this present contract in the VENDOR’S representation as already proven in the before indicated numeral, and same that have not been limited, restrained, suspended or revoked to date.

3.	To be the legitimate proprietor of the INFORMATION.

4.
To date there does not exist a current contract or agreement of any kind that includes in its object the INFORMATION either directly or indirectly, reason why the subscription of this present instrument does not imply non compliance whatsoever on the part of the VENDOR to engagements previously acquired nor does it affect any right previously granted in favor of third parties, situation that guarantees as of now in favor of the PURCHASER all legal aspects that may arise, and;

5.	It is his will to sell in favor of the PURCHASER the totality of the INFORMATION heeding in every instance to the terms and conditions of this present contract.

II.	The PURCHASER declares through the offices of his legal representative and under oath of stating the truth, that:

1.
It is an American corporation, duly established and operating in agreement with the applicable and current legislation of its place of constitution and residence, reason why it enjoys the personality, the sufficient and necessary capacity to intervene in this present judicial act;

2.
Its representative enjoys the faculties, the sufficient and necessary powers and mandates to subscribe this present contract in the PURCHASER’S representation as already proven in the before indicated numeral, and same that have not been limited, restrained, suspended or revoked to date.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

3.	As it has been established already, to date he is the proprietor of 99.99% (ninety nine point ninety nine per cent) of AMM’S social capital, and;

4.
Because it so suits his interests regarding the FUTURE CONCESSIONS, it is his will to buy from the VENDOR the totality of the INFORMATION heeding in every instance to the terms and conditions of this present contract.

III.	AMM declares through the offices of its legal representative and under oath of stating the truth, that:

1.
It is a Mexican mercantile society, specifically a Stock Company with Varying Amount of Capital, duly established and operating in agreement with the applicable and current legislation of the United States of Mexico as witnessed in Public Writ number 17,227 granted on the 4th  December 2006 before testimony of Eugenio Fernando Garcìa Russek, Attorney at Law and applicant to the position of Public Notary and ascribed to Public Notary number 28 for the Morelos Judicial District, State of Chihuahua, per license of the office’s Title Holder Felipe Colomo Castro, and instrument that was correctly inscribed in the Public Registry of Property and Commerce of said district under electronic mercantile folio number 23,327*10 as of the 22nd  December 2006 and reason why it enjoys the personality and necessary as well as sufficient capacity to intervene in this present judicial act;

2.
Its representative enjoys the faculties, the sufficient and necessary powers and mandates to subscribe this present contract in AMM’S representation as already proven in Public Writ number 22,497, granted on the 10th June 2008 before testimony of Mrs. Elsa Ordòñez Ordòñez, applicant to the office of Notary Public and ascribed to Public Notary number 28 of the Morelos Judicial District and acting per license of the office’s Title Holder Felipe Colomo Castro, and instrument that was correctly inscribed in the Public Registry of Property and Commerce of said district under mercantile electronic folio number 23,327*10 as of the 19th June 2008 and same that have not been limited, restrained, suspended or revoked to date, and;

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

3.
It is his will to appear during the subscription of this present contract with the specific purpose of granting in guarantee in favor of the VENDOR the rights derived of the FUTURE CONCESSIONS, heeding in every instance to the terms and conditions included following.

IV.
Both PARTIES declare, as well as AMM through the offices of their respective legal representatives and under oath of stating the truth, that they assist to the subscription of this present document in good faith, free of deceit, error, violence or any other vitiation in their consent with the purpose of committing themselves to the following:

CLAUSES

FIRST. OBJECT: By virtue of the subscription of this contract the VENDOR commits himself and sells in this same act in favor of the PURCHASER the totality of the INFORMATION related directly with the mining project known as “El Rosario”, same to be integrated by the FUTURE CONCESSIONS once its registry is granted by competent authorities. On his part, the PURCHASER commits himself to buy and in this same act buys from the PURCHASER the object described, committing himself to pay a certain and determined price per the following clauses.

SECOND. PRICE: For the sale of the INFORMATION, the PURCHASER obliges himself to pay in favor of the VENDOR the total amount of $740,000.00 Dollars (Seven hundred and forty thousand Dollars 00/100 in United States Currency) (The PRICE).

THIRD. MANNER, TIME AND PRICE PAYMENT: PARTIES agree that the PRICE be paid upon the date of signature of this present contract through the issuance and delivery in favor of the VENDOR within the following fifteen (15) able days the amount of 370,000 (three hundred and seventy thousand) PURCHASER common shares, THAT IS, Tara Mineral Corp., (TARM), same that will be issued subject to Rule 144 of the Securities Act of 1933, of forceful application in the stock market in which the described shares are exchanged, among other applicable and current legal disposition (the SHARES).

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

Regarding the SHARES it is expressly convened that the corresponding title will be delivered in favor of the VENDOR as soon as possible once the issuance of the corresponding paper work is completed before the respective stock authority.

The VENDOR accepts that 185,000 (one hundred and eighty five thousand) of the shares can be exercised and, consequently, sold in the corresponding stock market within a time lapse of 6 (six) months as of the date of issuance and delivery of the respective title in his favor, and the remaining SHARES, that is 185,000 (one hundred and eighty five thousand) can be exercised and sold within a time limit of 12 (twelve) months as of the date of issuance and delivery of the corresponding title.

On his part, the PURCHASER commits himself to guarantee and in this act guarantees that the stock value of the SHARES upon the date of their exercise and sale on the part of the VENDOR must be $2,00 Dollars (Two Dollars 00/100 in United States Currency), each.

It is expressly agreed that, in case the stock market value of the SHARES as of the date of their exercise and sale by the VENDOR be less than $2.00 dollars (Two Dollars United States Currency), each, the PURCHASER should issue in favor of the VENDOR an amount of shares required that, as derived from their sale, this latter may factually collect the total amount of $740,000.00 Dollars (Seven hundred and forty thousand Dollars United States Currency), same that will be issued per Rule 144 of the Securities Act of 1933, of forceful application in the stock market in which the described shares are exchanged, among other applicable and current legal dispositions.

Finally, PARTIES agree that the VENDOR will be the only responsible of instituting the paper work for the sale of the SHARES at the proper time, assuming the respective cost, and notifying the PURCHASER in all opportunity of the corresponding stock value in order to go ahead, as applicable, with the terms of the foregoing paragraphs without harm of respecting the right of preference contemplated in the following Sixth clause.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

FOURTH. DELIVERY OF THE INFORMATON: The VENDOR delivers upon this same date in favor of the PURCHASER the totality of the INFORMATION, duly supported and backed regarding their nature.

Consequently, the VENDOR obliges himself to safe keep in total confidence as of this date anything regarding the INFORMATION, as well as to destroy the whole of the support and back up it keeps regarding same.

FIFTH. GUARANTEE: With the purpose of guaranteeing the validity and exchange of the SHARES by virtue of the subscription of the contract, AMM constitutes a specific guarantee in favor of the VENDOR regarding 100% (one hundred per cent) rights that to date it holds regarding the FUTURE CONCESSIONS.

The VENDOR expressly accepts acknowledging the reach of the guarantee described. Consequently, for as long as the SHARES are valid and legally recognized in the corresponding stock market and same can be exercised and sold after the time lapse of the 12 (twelve) months before indicated, it will be understood that payment obligation on the part of the PURCHASER has been satisfied in full. In such a lieu, the PURCHASER will not be held responsible of the impossibility of the sale of the SHARES in the stock market for reason attributable to the VENDOR o to any other person related with this latter, but only on the validity, legality and exchangeability of them, as has been set down.

SIXTH. RIGHT PREFERENCE: By virtue of the subscription of this contract, the VENDOR grants in favor of the PURCHASER a right of preference to acquire 100% (one hundred per cent) of the SHARES once these have been legally exercised and sold in the corresponding stock exchange.

To such an effect, the VENDOR commits himself as of this moment to notify in writing and in all opportunity the PURCHASER of his intention of selling part or the whole of the SHARES. The PURCHASER will enjoy a time of grace of 30 (thirty) natural days to exercise the right described. In case the PURCHASER decides not to exercise his right of preference o just does not answer in writing the VENDOR’S notification of this latter’s intent of sale within the described time lapse, he will be free to go ahead and sell the SHARES in the corresponding stock market, paying attention to the adjustment process of the number of shares and the guaranteed price per share as described in the previous Third Clause.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

SEVENTH. CONFIDENTIALITY: PARTIES commit themselves expressly to keep in a confidential character the whole of past, present and future information related with this instrument, and extending same confidentiality responsibility to subjects to whom such confidential information is disclosed.

The PARTY recipient of confidential information must limit access to it to its representatives or employees who, under a justified and reasonable cause, should request access to such information. In such cases, PARTIES must hold these people equally responsible, committed and in solidarity regarding the confidential obligations imposed upon the subjects such confidential information is disclosed to.

For purposes of this present clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this agreement; 2. Information that to date or in the future become of public domain if and ever such consideration did not stem from a non compliance by any of the PARTIES to the stipulations set down in this clause; or 3. Information that must be rereleased to  per law or and administrative or judicial mandate by competent authorities, including those of the stock exchange.

PARTIES agree that the duration of the obligations contracted by virtue of this present clause will subsist indefinitely, even after the termination of this present instrument.

EIGHTH. NON COMPLIANCE AND CANCELLATION: PARTIES convene that, in case on of them does not comply with any of the obligations assumed by virtue of the subscription of this present instrument, these latter will be in their right to request the forceful compliance to the obligation omitted, on one hand, or the cancellation of this present contract on the other, as well as payment of an indemnity for harms and damages in both cases.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

The before stated, without harm of a possible execution of the specific guarantee granted in favor of the VENDOR under the terms o the Fifth previously mentioned clause.

NINTH. ADDRESSES AND CONTACT TELEPHONES: PARTIES agree in indicating as their addresses and contact telephones for any and all purposes regarding the execution and compliance of the terms and conditions of this present instrument, and well as to deliver announcements, notifications and other communications related with same, the following:

VENDOR Av. Independencia 2812 Col. Santa Rosa, C. P. 31050 Ciudad de Chihuahua, Chihuahua Phone: 52-614-415-1971	PURCHASER 2162 Acorn Court Wheaton, C. P. 60187 Illinois, E. U. A. Phone: 01-630-462-0493

AMM: Calle California 5101, local 206 Edificio Ejecutivo Vèrtice Col. Hacienda de Santa Fe, C. P. 31214 Ciudad de Chihuahua, Chihuahua Phone 52-614-200-8483

TENTH. ANNOUNCEMENTS, NOTIFICATION AND COMMUNICATIONS: PARTIES convene that any announcement, notification or communication necessary to surrender to their counterparts, must be done in writing.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

Sending of such documents can be carried out via two means: 1. Per ordinary couriers service delivered on hand or by certificate mail with acknowledgement of receipt, or; 2. By electronic mail. In this letter case, forwarding will only be considered valid and legally accomplished when reception of the respective electronic mail is confirmed likewise, electronically, within the following three (3) natural days in an expressed manner through an answering and confirmation service sent back by the addressee.

ELEVENTH. CONTACT PERSONNEL: PARTIES agree that the totality of announcements, notification or communications necessary to be issued as derived from the terms and conditions of this present instrument must be forwarded indistinctly to the following persons:

VENDOR HECTOR MANUEL CERVANTES SOTO AGUSTÌN CERÒN GUEDEA	PURCHASER RICHARD BISCAN, JR.

AMM RAMIRO TREVIZO LEDEZMA RAMIRO TREVIZO GONZÀLEZ

In case it is their will to change the personnel contacts, PARTIES agree in notifying their counterparts of such a fact at least 5 (five) natural days in advance before the factual date of change of contact personnel. Not complying to the obligation described herein will imply that announcements, notification or communications sent and delivered in the name of the original addressees of the PARTY carrying out the change, will hold all legal effects in favor of the PARTY not having been advised in all opportunity as of the date of delivery and for as long as the non compliance subsists.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

TWELFTH. TOTALITY OF THE CONTRACT: PARTIES accept that this present agreement contains the totality of the agreements between them regarding the object and leaving without effect as well as cancelling the whole of agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them either in writing o verbally.

THIRTEENTH. SEPARATE SCORES: PARTIES and AMM expressly agree that this present contract will be considered subscribed and valid, for all legal effects that may arise, even though same be signed in separate scores by each, and the corresponding granting of consent will simply be acknowledged through the reception by any electronic means of an ordinary copy of the instrument duly signed, without harms that afterwards it be integrated in one single copy with the autograph signature of the PARTIES and AMM for purposes of  better formality.

FOURTEENTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in agreement with the applicable and current legal disposition of the United States of Mexico.

FIFTEENTH. JURISDICTION: In case controversies may arise in relation with the validity, intention, interpretation, execution or compliance of this contract, PARTIES expressly agree to submit same before the competent courts of law of the Morelos Judicial District in the City of Chihuahua, State of Chihuahua, surrendering as of this moment any other jurisdiction or privilege that might correspond to them by reason of their present or future domiciles, or by any other circumstance.

BOTH PARTIES IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT, SUBSCRIBE IT AT ADDRESSES AND ON DATES INDICATED FOR SUCH A PURPOSE.

SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION

VENDOR CORPORACIÒN KEDAH, S.A. DE C.V. Represented in this act by: HECTOR MANUEL CERVANTES SOTO	PURCHASER Represented in this act by: RICHARD BISCAN, JR.
AMM: AMERICAN METAL MINING, S. A. DE C. V. Represented in this act by: RAMIRO TREVIZO GONZÀLEZ Location:________________________________ Date____________________________________

Annex I

Description of the information

(To be included and attached)

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SALESPURCHASE CONTRACT OF PROSPECTING MINING TECHNICAL INFORMATIONSUBSCRIBED BETWEEN
CORPORACIÒN KEDAH, S. A. DE C. V. AND TARA MINERALS CORPORATION